UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported): August 24, 2005
                                                  (August 19, 2005)

                             Sharps Compliance Corp.
                             -----------------------

               (Exact Name of Registrant as Specified in Charter)



     Delaware                         000-22390               74-2657168
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(State or Other Jurisdiction   (Commission File Number)     (IRS Employer
    of Incorporation)                                     Identification No.)



               9350 Kirby Drive, Suite 300, Houston, Texas     77054
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              (Address of Principal Executive Offices)       (Zip Code)


       Registrant's telephone number, including area code: (713) 432-0300
                                                           ---------------


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 1.01 Entry Into A Material Definitive Agreement

On August 19, 2005, the Compensation Committee of the Board of Directors approved a change in the compensation and employment arrangement of the Company's Chief Financial Officer, David P. Tusa, as follows:

-    Increase in the annual base salary from $225,000 to $250,000;

-    Cash bonus of $25,000 to be paid currently;

- Cash bonus of $20,000 to be paid on June 30, 2007 (assuming Mr. Tusa remains in the employment of the Company through June 30, 2007);

- Additional Cash bonus of, (i) $5,000 should the Company generate $13.0 million in billings for the year ended June 30, 2007, (ii) $10,000 should the Company generate $13.5 million in billings for the year ended June 30, 2007, or (iii) $15,000 should the Company generate $14.0 million in billings for the year ended June 30, 2007 (assuming Mr. Tusa remains in the employment of the Company through June 30, 2007);

- A grant of 50,000 options to purchase the Company's common stock (issued under the Company's 1993 Stock Plan), vesting 100% at June 30, 2007 with a strike price consistent with the ending market price on date of grant; and

- A change in title from Senior Vice President and Chief Financial Officer to Executive Vice President, Chief Financial Officer and Business Development.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

                             SHARPS COMPLIANCE CORP.


DATE: August 24, 2005             By: /s/ DAVID P. TUSA
                                    --------------------------------
                                    Name:  David P. Tusa
                                    Title: Executive Vice President,
                                           Chief Financial Officer and
                                           Business Development


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                                  Exhibit Index


     Exhibit No.      Description
     ------------     ------------
     10.1             Amended Employment Agreement dated August 19, 2005
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